Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 10.2

Execution Version

FIRST AMENDMENT TO THE DEVELOPMENT
AND COMMERCIALIZATION AGREEMENT

This FIRST AMENDMENT TO THE DEVELOPMENT AND COMMERCIALIZATION AGREEMENT, dated May 5, 2017 (the “First Amendment”) is effective as of May 4, 2018 (the “Amendment Effective Date”) by and between Sandoz AG, a company organized under the laws of Switzerland, with an office at Lichtstraβe 35, CH 4056, Basel, Switzerland (“SANDOZ”), and Durect Corporation, a Delaware corporation having a place of business at 10260 Bubb Road, Cupertino, California 95014 (“DURECT”).  SANDOZ and DURECT are each referred to herein by name or, individually, as a “Party” or, collectively, as the “Parties.”

BACKGROUND

A.DURECT and SANDOZ are parties to that certain Development and Commercialization Agreement, dated May 5, 2017 (the “Original Agreement,” and collectively with the First Amendment, the “Agreement”);

B.The Parties desire to amend the Agreement as set forth below;

NOW, THEREFORE, in consideration of the mutual covenants and agreements provided herein below and other consideration, the receipt and sufficiency of which is hereby acknowledged, SANDOZ and DURECT hereby agree as follows:

1.Definitions.  Capitalized terms used herein but not specifically defined shall have the meaning ascribed to them in the Original Agreement.

3.[ * * *]

4.[ * * *]

5.Financial Exhibit (Exhibit 1.20).  Section I(a) of Exhibit 1.20 (Financial Exhibit) to the Agreement shall be deleted in its entirety and replaced with the following:

“I.Milestone Payments.

a)

Development Milestones:  SANDOZ shall pay to DURECT the one-time amounts set forth in the following table (each, a “Development Milestone Payment”) upon the first achievement of the corresponding milestone event (each, a “Development Milestone Event”):

Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Development Milestone Event	Development Milestone Payment
1.Receipt of NDA Approval from FDA	Thirty Million Dollars ($30,000,000)*
* [* * *]

6.[* * *]

7.Termination Rights.

a.Section 12.3(a) (Termination for Convenience) of the Agreement shall be amended by [ * * * ].

b.Section 12.4 (Termination by DURECT) shall be amended to add a new subsection (c) as follows:

“(c) DURECT Convenience. During the Term prior to receipt of NDA Approval from FDA, DURECT shall have the right to terminate this Agreement for convenience [ * * *] to SANDOZ referencing this Section 12.4(c).”

c.The first paragraph of Section 12.5 (Effects of Expiration or Certain Types of Termination) of the Agreement shall be deleted in its entirety and replaced with the following:

“12.5 Effects of Expiration or Certain Types of Termination. Upon termination under Sections 12.3(a) (SANDOZ Convenience), 12.3(b) ([ * * *]), 12.3(c) (DURECT Material Breach) (except for certain willful breaches as provided in Section 12.6), 12.3(d) (Bankruptcy), 12.4(a) ([ * * *]) or 12.4(b) (SANDOZ Material Breach), 12.4(c) (DURECT Convenience) or upon expiration:”

d.Section 12.5 shall be amended by adding a new subsection (f) as follows:

“(f) [ * * *]

e.Section 12.7 (General Effects of Expiration or Termination) of the Agreement shall be amended by deleting the phrase [ * * *].

8.Ratification.  Except as expressly modified herein, the Agreement shall remain in full force and effect.

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Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this First Amendment as of the Amendment Effective Date.

DURECT CORPORATION		SANDOZ AG

By:	/s/ James E. Brown	By:	/s/ Georg Rieder

Name:	James E. Brown	Name:	Georg Rieder

Title:	CEO	Title:

SANDOZ AG

		By:	/s/ Claudio Zamuner

		Name:	Claudio Zamuner

Title: